Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code


I, Ralph C. Eucher, President of Principal Partners SmallCap Growth Fund, Inc., certify that (i) the Form N-CSR for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Principal Partners SmallCap Growth Fund, Inc.


Date: June 19, 2003                     /s/ Ralph C. Eucher
                                    -------------------------------
                                    Ralph C. Eucher
                                    President

        Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code




I, Jill R. Brown, Vice President and Chief Financial Officer of Principal Partners SmallCap Growth Fund, Inc., certify that (i) the Form N-CSR for the period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended April 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Principal Partners SmallCap Growth Fund, Inc.


Date: June 19, 2003                     /s/ Jill R. Brown
                                    -------------------------------
                                    Jill R. Brown
                                    Vice President and Chief Financial Officer